Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Marmont Redwood International Equity Fund
Marmont Redwood Emerging Markets Fund
(each a “Fund,” and together, the “Funds”),
each a series of Manager Directed Portfolios

Supplement dated March 28, 2019 to the
Prospectus dated February 28, 2019

Effective immediately, the following sub-sections in the “Shareholder Information” section of the Prospectus are hereby amended as described below.

The paragraph regarding the Automatic Investment Plan in the sub-section entitled “Shareholder Information—Purchase of Shares” is deleted and replaced with the following:

Automatic Investment Plan:  Once your account has been opened you may make additional purchases of Institutional Shares or Retail Shares of the Funds at regular intervals through the Automatic Investment Plan (“AIP”).  The AIP provides a convenient method to have monies deducted from your financial institution account for investment into the Funds on a monthly, quarterly, semi-annual or annual basis.  In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the ACH network.  To begin participating in the AIP, please complete the AIP section on the account application or call the Transfer Agent at 1-833-MAR-MONT for instructions.  Signed applications should be received by the Transfer Agent seven business days prior to your initial transaction. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to effective date.

The paragraph regarding the Systematic Withdrawal Plan in the sub-section entitled “Shareholder Information—Redemption of Shares” is revised and replaced with the following:

Systematic Withdrawal Plan:  You may redeem your Retail Shares or Institutional Shares of the Funds through the Systematic Withdrawal Plan (“SWP”).  Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $5,000 and each payment should be a minimum of $100.  If you elect this method of redemption, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network directly to your bank account.  The SWP may be terminated at any time by the Funds.  You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least 5 days prior to the next withdrawal.  A withdrawal under the SWP involves redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount requested to be withdrawn exceeds the amount available in your Fund account, which includes any dividends credited to your account, the account will ultimately be depleted.

The date of this supplement is March 28, 2019.
Please retain this supplement with your Prospectus for future reference.